Commitments and contingencies	12 Months Ended
Mar. 31, 2018
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Commitments and contingencies
Commitments and contingencies

Commitments are those amounts that we are contractually required to pay in the future as long as the other party meets its obligations. These commitments primarily relate to operating lease rentals, energy purchase agreements and contracts for the purchase of assets which, in many cases, extend over a long period of time. We also disclose any contingencies, which include guarantees that companies have given, where we pledge assets against current obligations that will remain for a specific period.

	2018	2017
	£m	£m
Future capital expenditure
Contracted for but not provided[1]	1,843	1,913
Operating lease commitments
Less than 1 year	68	95
In 1 to 2 years	44	82
In 2 to 3 years	40	58
In 3 to 4 years	37	56
In 4 to 5 years	35	54
More than 5 years	219	274
	443	619
Energy purchase commitments[2]
Less than 1 year	1,237	1,325
In 1 to 2 years	700	744
In 2 to 3 years	563	587
In 3 to 4 years	449	507
In 4 to 5 years	410	436
More than 5 years	1,969	2,100
	5,328	5,699
Guarantees
Guarantee of sublease for US property (expires 2040)	178	225
Guarantees of certain obligations of Grain LNG Import Terminal (expire up to 2028)	46	100
Guarantees of certain obligations for construction of HVDC West Coast Link (expires 2018)	213	281
Guarantees of certain obligations of Nemo Link Limited (various expiry dates)	63	140
Guarantees of certain obligations of National Grid North Sea Link Limited (various expiry dates)[3]	1,009	1,059
Guarantees of certain obligations of St William Homes LLP (various expiry dates)[4]	98	147
Guarantees of certain obligations for construction of IFA 2 SAS (expected expiry 2021)[3]	729	354
Other guarantees and letters of credit (various expiry dates)	333	474
	2,669	2,780

1.	Following a review in the year, the basis on which we disclose capital commitments has been refined.

2.
Energy purchase commitments relate to contractual commitments to purchase electricity or gas that are used to satisfy physical delivery requirements to our customers or for energy that we use ourselves (i.e. normal purchase, sale or usage) and hence are accounted for as ordinary purchase contracts. Details of commodity contract derivatives that do not meet the normal purchase, sale or usage criteria, and hence are accounted for as derivative contracts, are shown in note 16(b).

3.	Included within total guarantees are guarantees to both joint ventures and EPC contractors regarding the construction of interconnectors of £739 million (2017: £555 million).

4.	Includes guarantees to related parties.
The total of future minimum sublease payments expected to be received under non-cancellable subleases is £42 million (2017: £15 million).

Through the ordinary course of our operations, we are party to various litigation, claims and investigations. We do not expect the ultimate resolution of any of these proceedings to have a material adverse effect on our results of operations, cash flows or financial position.